SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2010

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 8.01	Other
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10(a)	First Amendment to Securities Purchase Agreement by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC dated as of May 3, 2010.

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2009, Patriot National Bancorp, Inc. (the “Company”) announced that it had entered into a Securities Purchase Agreement (the “SPA”) dated as of December 16, 2009 by and among the Company, its wholly owned subsidiary, Patriot National Bank (the “Bank”), and PNBK Holdings LLC (“Holdings”), pursuant to which Holdings agreed to invest up to $50,000,000 to purchase up to 33,333,333 shares of Company common stock (as adjusted) at a purchase price of $1.50 per share.

On May 3, 2010, the Company, the Bank and Holdings entered into a First Amendment to Securities Purchase Agreement (the “Amendment”) to extend the outside closing date of the SPA, primarily to accommodate the completion of all necessary regulatory applications and approvals required for Holdings to consummate the transactions contemplated under the SPA.  Pursuant to the terms of the Amendment, the parties have agreed to extend the outside closing date set forth under the SPA from May 31, 2010 to July 31, 2010 or later, provided certain conditions are met and further provided that the outside closing date shall not be extended later than August 31, 2010, unless mutually consented to in writing by the parties.  The Amendment sets forth that the SPA shall automatically terminate as of certain dates, unless certain conditions are met or if extended by mutual consent of the parties in writing.

There is no relationship between the Company or any of its affiliates and Holdings other than in respect of the SPA, as amended.

The foregoing description of the terms of the Amendment is qualified in its entirety by reference to such Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01	Other

In connection with the transactions contemplated by the SPA, Holdings agreed to provide copies of non-binding subscription agreements or other commitment letters to the Company evidencing its efforts to raise the capital necessary to consummate its purchase of Company common stock.  To date, Holdings has delivered non-binding subscription agreements exceeding the required Minimum Investment set forth in the SPA.  Holdings has advised the Company that it is finalizing its capital raise efforts.

Item 9.01	Financial Statements and Exhibits

10(a)	First Amendment to Securities Purchase Agreement by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC dated as of May 3, 2010.

Exhibit Number	Description

10(a)	First Amendment to Securities Purchase Agreement by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC dated as of May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

May 4, 2010	By: /s/ Robert F. O'Connell
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10(a)	First Amendment to Securities Purchase Agreement by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC dated as of May 3, 2010.